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EXHIBIT 10.17


SILICON VALLEY BANK
                           AMENDMENT TO LOAN DOCUMENTS


BORROWERS:        LANTRONIX, INC.
                  STALLION TECHNOLOGIES, INC.


DATED AS OF:      FEBRUARY 15, 2005


         THIS AMENDMENT TO LOAN DOCUMENTS (THIS "AMENDMENT") is entered into between SILICON VALLEY BANK ("Bank"), whose address is 3003 Tasman Drive, Santa Clara, California 95054, and the borrowers named above (individually and collectively, and jointly and severally, the "Borrower").

         Bank and Borrower agree to amend the Loan and Security Agreement between them, dated January 7, 2002 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), as set forth herein, effective as of the date hereof. Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement (as amended by this Amendment).

         1. MODIFIED SECTION 6.6. Section 6.6 of the Loan Agreement is hereby amended to read as follows:

         "6.6 MINIMUM BANK DEPOSITS. Borrower will maintain in its bank or investment accounts at Bank or held through Bank unrestricted cash deposits of at least the Required Deposit Amount (as defined below) on a consolidated basis for all Borrowers. As used herein, the term "Required Deposit Amount" means, as of any date of determination, the greater of (a) $3,000,000, or (b) the lower of (i) 125% of the aggregate amount of Advances and other Credit Extensions then outstanding (including, without duplication, applicable reserves against (or reductions of) remaining unfunded availability as a result of outstanding FX Forward Contracts and outstanding Cash Management Services) and (ii) $5,000,000."

         2. FEE. In consideration for Bank entering into this Amendment, Borrower shall pay Bank a fee of $1,000, concurrently with the execution and delivery of this Amendment, which fee shall be non-refundable and in addition to all interest and other fees payable to Bank under the Loan Documents. Bank is authorized to charge said fees to Borrower's loan account.

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         3. REPRESENTATIONS TRUE. Borrower represents and warrants to Bank that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         4. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Bank and Borrower, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as expressly amended herein (or as amended and restated in the Loan Documents as expressly contemplated herein), all of the terms and provisions of the Loan Agreement and all other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

         5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same document. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.

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                      signature page immediately follows]


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

   BORROWER:

   LANTRONIX, INC.


   BY  /S/ JAMES W. KERRIGAN
       ---------------------------
       PRESIDENT OR VICE PRESIDENT


   BORROWER:

   STALLION TECHNOLOGIES, INC.


   BY  /S/ JAMES W. KERRIGAN
       ---------------------------
       PRESIDENT OR VICE PRESIDENT



                                               SILICON:

                                               SILICON VALLEY BANK


                                               BY  /S/ RICHARD SHUTTLEWORTH
                                                   -----------------------------
                                               TITLE SENIOR RELATIONSHIP MANAGER


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